                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          TO SECTION 13 OR 15(D) OF THE
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 4, 2005

       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
             (Exact Name of Registrant as Specified in its Charter)

             Australian Capital Territory, Commonwealth of Australia
                 (State or Other Jurisdiction of Incorporation)

       333-118765                                       Not Applicable
(Commission File Number)                    (I.R.S. Employer Identification No.)

Level 7, 48 Martin Place, Sydney, 2000 Australia                  Not Applicable
    (Address of Principal Executive Offices)                        (Zip Code)

                               (011) 612-9378-5293
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 8 ARE NOT INCLUDED BECAUSE THEY ARE NOT APPLICABLE.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
  1.1     Underwriting Agreement, dated as of April 27, 2005, among
          Securitisation Advisory Services Pty Limited, Commonwealth Bank of
          Australia, Perpetual Trustee Company Limited, in its capacity as
          Trustee of the Trust, and Citigroup Global Markets Inc.

  4.2     Series Supplement, dated April 22, 2005, among Commonwealth Bank of
          Australia as Servicer and Seller, Homepath Pty Limited as Seller,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

  4.3     Security Trust Deed, dated April 22, 2005, among P.T. Limited as
          Security Trustee, The Bank of New York, as Offered Note Trustee,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

  4.4     Offered Note Trust Deed, dated April 22, 2005, among The Bank of New
          York, as Offered Note Trustee, Securitisation Advisory Services Pty
          Limited as Manager and Perpetual Trustee Company Limited as Issuer.

  4.5     Agency Agreement, dated April 22, 2005, among Perpetual Trustee
          Company Limited as Issuer, Securitisation Advisory Services Pty
          Limited as Manager and The Bank of New York, as Offered Note Trustee,
          US Dollar Note Registrar, Principal Paying Agent and Agent Bank.

  10.1    Standby Redraw Facility Agreement, dated April 22, 2005, among
          Commonwealth Bank of Australia as Standby Redraw Facility Provider,
          Perpetual Trustee Company Limited as Trustee and Securitisation
          Advisory Services Pty Limited as Manager.

  10.2    Liquidity Facility Agreement, dated April 22, 2005, among Commonwealth
          Bank of Australia as Liquidity Facility Provider, Perpetual Trustee
          Company Limited as Trustee and Securitisation Advisory Services Pty
          Limited as Manager.

  10.3    Interest Rate Swap, dated April 22, 2005 among Commonwealth Bank of
          Australia as Party A, Perpetual Trustee Company Limited as Party B and
          Securitisation Advisory Services Pty Limited as Manager.

  10.4    CBA Currency Swap, dated March 13, 2003 among Securitisation Advisory
          Services Pty Limited as Manager, Commonwealth Bank of Australia as
          Party A, and Perpetual Trustee Company Limited as Party B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURITISATION ADVISORY
                                        SERVICES PTY. LIMITED
                                           (Registrant)

Dated: May 6, 2005                      By: /s/ Nigel Pickford
                                            ------------------------------------
                                            Name: Nigel Pickford
                                            Title: Authorised Officer

                                INDEX OF EXHIBITS

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
  1.1     Underwriting Agreement, dated as of April 27, 2005, among
          Securitisation Advisory Services Pty Limited, Commonwealth Bank of
          Australia, Perpetual Trustee Company Limited, in its capacity as
          Trustee of the Trust, and Citigroup Global Markets Inc.

  4.2     Series Supplement, dated April 22, 2005, among Commonwealth Bank of
          Australia as Servicer and Seller, Homepath Pty Limited as Seller,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

  4.3     Security Trust Deed, dated April 22, 2005, among P.T. Limited as
          Security Trustee, The Bank of New York, as Offered Note Trustee,
          Securitisation Advisory Services Pty Limited as Manager and Perpetual
          Trustee Company Limited as Trustee.

  4.4     Offered Note Trust Deed, dated April 22, 2005, among The Bank of New
          York, as Offered Note Trustee, Securitisation Advisory Services Pty
          Limited as Manager and Perpetual Trustee Company Limited as Issuer.

  4.5     Agency Agreement, dated April 22, 2005, among Perpetual Trustee
          Company Limited as Issuer, Securitisation Advisory Services Pty
          Limited as Manager and The Bank of New York, as Offered Note Trustee,
          US Dollar Note Registrar, Principal Paying Agent and Agent Bank.

  10.1    Standby Redraw Facility Agreement, dated April 22, 2005, among
          Commonwealth Bank of Australia as Standby Redraw Facility Provider,
          Perpetual Trustee Company Limited as Trustee and Securitisation
          Advisory Services Pty Limited as Manager.

  10.2    Liquidity Facility Agreement, dated April 22, 2005, among Commonwealth
          Bank of Australia as Liquidity Facility Provider, Perpetual Trustee
          Company Limited as Trustee and Securitisation Advisory Services Pty
          Limited as Manager.

  10.3    Interest Rate Swap, dated April 22, 2005 among Commonwealth Bank of
          Australia as Party A, Perpetual Trustee Company Limited as Party B and
          Securitisation Advisory Services Pty Limited as Manager.

  10.4    CBA Currency Swap, dated March 13, 2003 among Securitisation Advisory
          Services Pty Limited as Manager, Commonwealth Bank of Australia as
          Party A, and Perpetual Trustee Company Limited as Party B.